RCM EQUITY FUNDS, INC.
             SUPPLEMENT DATED DECEMBER 30, 1997
          TO RCM GLOBAL TECHNOLOGY FUND PROSPECTUS
                     DATED JUNE 30, 1997

The   following  information  replaces  similar   references
throughout the Prospectus:

The name of the Company and the Fund have changed to Dresdner RCM Equity Funds, Inc. and Dresdner RCM Global
Technology Fund, respectively.

The following information supplements and should be read in conjunction with information on the cover page of the
Prospectus:

Shares of the Fund are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Fund are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.


The  following  information replaces similar information  in
the   section  entitled  "Summary  of  Fees  and   Expenses"
beginning on page 6 of the Prospectus:

The following information is designed to help you understand various costs and expenses of the Fund that an investor may bear directly or indirectly. The information is based on the Fund's expected expenses for its first year of operation, adjusted to reflect current fees, and should not be considered a representation of future expenses or returns. Actual expenses and returns may be greater or less than those shown below.

Stockholder Transaction Expenses

Maximum sales load imposed on purchases (as a
percentage of offering price)                          None

Sales load imposed on reinvested dividends             None

Deferred sales loads                                   None

Redemption fees                                        None

References throughout the Prospectus to a sales load are eliminated.

Example            of           Portfolio           Expenses
1 Year    3 Years

You would pay the following total
expenses on a $1,000 investment,
assuming (1) a 5% annual return
and (2) redemption at the end of
each time period.                       $18            $55

The following information supplements and should be read in conjunction with the section entitled "Who Manages the Fund?" beginning on page 16 of the Prospectus:

Shares of the Fund are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Fund are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.